UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2022

Camping World Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37908	81-1737145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkway Drive, Suite 270 Lincolnshire, IL 60069 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (847) 808-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	CWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 17, 2022, Tamara Ward, Chief Operating Officer of Camping World Holdings, Inc. (the “Company”), notified the Company that she will retire from such role, effective as of the close of business on December 31, 2022 (the “Transition Date”) upon the expiration of her existing employment agreement. Also on November 17, 2022, the Company’s Board of Directors (the “Board”) appointed Matthew Wagner as Chief Operating Officer of the Company, effective January 1, 2023 (the “Effective Date”), and the Board designated Mr. Wagner as the Company’s principal operating officer, effective on the Effective Date and succeeding Ms. Ward in such role. Ms. Ward is expected to remain employed with the Company as a senior advisor. On or before the Transition Date, the Company intends to enter into a transition agreement with Ms. Ward describing the terms of Ms. Ward’s employment as a senior advisor. The Company also intends to enter into an employment agreement with Mr. Wagner on or before the Transition Date describing the terms of Mr. Wagner’s employment as Chief Operating Officer. The material terms of these agreements will be disclosed in an amended Current Report on Form 8-K in accordance with Instruction 2 to Item 5.02 of Form 8-K.

Ms. Ward joined Camping World in 1989 as a marketing intern and has served a variety of executive roles over her nearly 34 year career including Chief Marketing Officer, Executive Vice President and Senior Vice President Sales and Marketing. She has been the Company’s Chief Operating Officer since December 2019.

Matthew D. Wagner has served as Executive Vice President of Camping World Holdings, Inc. since August 2019. Mr. Wagner previously served as Senior Vice President, Sales, Marketing, and Corporate Development, from December 2018 to August 2019 and the Vice President of Inventory Operations for FreedomRoads, LLC from May 2016 to December 2018. Mr. Wagner joined the Company in 2007 as an inventory analyst.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning Camping World and other matters. All statements other than statements of historical facts contained in this Current Report on Form 8-K may be forward-looking statements. Statements about anticipated leadership roles and compensatory arrangements with Ms. Ward and Mr. Wagner are forward-looking statements. In some cases, investors can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expects,’’ ‘‘plans,’’ ‘‘anticipates,’’ ‘‘could,’’ ‘‘intends,’’ ‘‘targets,’’ ‘‘projects,’’ ‘‘contemplates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘predicts,’’ ‘‘potential’’ or ‘‘continue’’ or the negative of these terms or other similar expressions. The forward-looking statements in this Current Report on Form 8-K are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition, and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Investors should carefully consider the risks and uncertainties that affect the Company’s business, including the risk that the Company’s leadership transition plan may change and those risks described in its Annual Report on Form 10-K filed for the year ended December 31, 2021, as updated by its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and our other reports filed with the SEC. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. Investors are advised, however, to consult any further disclosures that the Company makes on related subjects in public announcements and filings with the SEC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPING WORLD HOLDINGS, INC.

By:	/s/ Karin L. Bell
Name:	Karin L. Bell
Title:	Chief Financial Officer

Date: November 21, 2022